BlackRock ETF Trust

BlackRock International Dividend ETF

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

iShares Advantage Large Cap Income ETF

iShares A.I. Innovation and Tech Active ETF

iShares Enhanced Short-Term Bond Active ETF

iShares FinTech Active ETF

iShares Health Innovation Active ETF

iShares International Country Rotation Active ETF

iShares Large Cap Core Active ETF

iShares Large Cap Growth Active ETF

iShares Large Cap Value Active ETF

iShares Long-Term U.S. Equity Active ETF

iShares Technology Opportunities Active ETF

iShares U.S. Equity Factor Rotation Active ETF

iShares U.S. Industry Rotation Active ETF

iShares U.S. Thematic Rotation Active ETF

BlackRock ETF Trust II

iShares AAA CLO Active ETF

iShares BBB-B CLO Active ETF

iShares Flexible Income Active ETF

iShares Floating Rate Loan Active ETF

iShares High Yield Active ETF

iShares High Yield Muni Active ETF

iShares High Yield Muni Income Active ETF

iShares Intermediate Muni Income Active ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

iShares Short-Term California Muni Active ETF

iShares Total Return Active ETF

(each, a “Fund”)

Supplement dated January 23, 2025 to the Statement of Additional Information of each Fund

Each Fund’s Statement of Additional Information is amended as follows:

The section entitled “Investment Advisory, Administrative and Distribution Services — Payments by BFA and its Affiliates” in each Statement of Additional Information is deleted in its entirety and replaced with the following:

Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund and other funds or products sponsored and/or advised by BFA Entities (collectively for purposes of this section, the “Products”). BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund or other Products (including, if applicable, any underlying Products held by the Fund), these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other Products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Products, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund or other Products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund or other Products available to their clients, in some cases at a waived or reduced commission rate or ticket charge, develop new products that feature iShares, create educational content about the Fund or other Products that is featured on an Intermediary’s platform, or otherwise promote the Fund or other Products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the business of the BFA Entities or facilitate investment in the Fund or other Products. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Fund or other Products or otherwise promote the Fund or other Products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.blackrock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund or other Products.

As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote certain funds and Products to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain funds and Products in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.

In addition, BFA Entities have entered into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the business of the BFA Entities or facilitate investment in the Fund or certain Products. Such agreements can include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. In certain cases, such payments to Intermediaries are subject to certain minimum payment levels or tiered payments. With respect to certain funds and Products, payments by the BFA Entities may take the form of, among other things, “due diligence” payments for an Intermediary’s review of such funds and Products; payment for providing employee training and information relating to such funds and Products; fees for access (in some cases on a preferential basis) to an Intermediary’s registered representatives, salespersons or other personnel, fees for maintaining an Intermediary’s investor platform, “shelf space” payments for making such funds and Products available on the Intermediary’s platform or fees for providing assistance in promoting the sale of such funds and Products. In such cases, the payments to Intermediaries may be tiered or based on a percentage of the value of the funds and Products held by customers of the applicable Intermediary and may also be subject to minimum payment levels. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties and may reflect different services provided. As of the date of this SAI, the Intermediaries and other third parties (or their respective affiliates) receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): &Partners, Advisor Credit Exchange, AE Wealth Management, LLC, American Enterprise Investment Services, Inc., Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Cetera Financial Group, Inc., Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, Dynasty Financial Partners LLC, E*Trade Securities LLC, Envestnet Asset Management, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investors Services, LLC, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Raymond James Financial Services, Inc., Riskalyze, Inc., Sanctuary Wealth Group, LLC, TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.

Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Products, including the Fund, in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund or other Products.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.

Shareholders should retain this Supplement for future reference.

SAI-GLBL-ETF-0125SUP

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